UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         May 2, 2012

USA TRUCK, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19858	71-0556971
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Industrial Park Road
Van Buren, Arkansas	72956
(Address of Principal Executive Offices)	(Zip Code)

(479) 471-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)           On May 2, 2012, James B. Speed submitted his resignation as a Director of USA Truck, Inc. (references to the “Company,” “we,” “us,” “our” and words of similar import refer to USA Truck, Inc.) to be effective immediately following the conclusion of our 2012 Annual Meeting of Stockholders, which was held on May 2, 2012.  Mr. Speed’s resignation was not due to any matter pertaining to a disagreement with our operations, policies or practices.

Concurrent with the resignation of Mr. Speed and in accordance with Article III, Section 2 of our Bylaws (as amended and restated on May 4, 2011), the Board approved a resolution that decreased the size of the Board from eight members to six members.  Accordingly, there are currently no vacancies on the Board.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 2, 2012, our Annual Meeting of Stockholders (the “Annual Meeting”) was held.  The following are the proposals voted upon at the Annual Meeting and the final results on the votes of such proposals.  The proposals are described in detail in our proxy statement filed with the Securities and Exchange Commission on April 4, 2012 and amended on April 13, 2012.

Proposal 1.  Election of Directors

The Board of Directors nominated three nominees to stand for election at the 2012 Annual Meeting and each of the nominees were elected by a plurality of votes cast by shares entitled to vote at the Annual Meeting.  Therefore, in accordance with the voting results listed below, the nominees were elected to serve a term expiring at the 2015 Annual Meeting.

	Votes	Votes	Broker
Nominee	For	Withheld	Non-votes
Clifton R. Beckham	6,964,858	1,061,339	--
Terry A. Elliott	5,870,510	2,155,687	--
Richard B. Beauchamp	6,713,214	1,312,983	--

Proposal 2.  Advisory approval of the Company’s Executive Compensation

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act and the related rules of the Securities and Exchange Commission), and in response to the stockholders’ advisory and non-binding vote at the annual meeting of stockholders held on May 4, 2011, we included in the proxy statement a separate resolution, in the form of proposal 2, subject to stockholder vote, to approve, in a non-binding vote, the compensation of our Named Executive Officers.

Votes	Votes		Broker
For	Against	Abstentions	Non-votes
7,878,131	146,124	1,942	--

     Proposal 2 was approved.

Item 7.01                      Regulation FD Disclosure

On May 3, 2012, the Company and David Hartline mutually agreed that Mr. Hartline’s employment as our Executive Vice President and Chief Operating Officer for Trucking shall terminate immediately.

The information contained in Item 7.01 of this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Truck, Inc.
(Registrant)

Date:	May 4, 2012	/s/ Clifton R. Beckham
Clifton R. Beckham
President and Chief Executive Officer

Date:	May 4, 2012	/s/ Darron R. Ming
Darron R. Ming
Executive Vice President and Chief Financial Officer